Exhibit 99.1

Execution Version

AMENDMENT NO. 2 CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 21st day of August, 2020, by and among MANNKIND CORPORATION, a Delaware corporation (“MannKind”), as a Borrower, MANNKIND LLC, a Delaware limited liability company (“MannKind LLC”), as a Borrower, MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.    Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of August 6, 2019 (as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of December 18, 2019 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Pursuant to Section 9.1 of the Credit Agreement Borrower is required to maintain a minimum amount of Afrezza Net Revenue for the twelve month period immediately preceding (and ending on) each Testing Date.

C.    Borrower has requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement and the other Financing Documents, to among other things, (a) amend the financial covenants set forth in Article 9 of the Credit Agreement, and (b) amend certain other provisions of the Existing Credit Agreement relating to the foregoing.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.    Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.    Amendment to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 9.1 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

9.1	“Minimum Afrezza Net Revenue. Borrower shall not permit Afrezza Net Revenue for the twelve month period immediately preceding (and ending on) each Testing Date to be less than the minimum amount set forth opposite such Testing Date on the Minimum Afrezza Net Revenue Schedule. Notwithstanding the foregoing, if Borrower fails to satisfy the minimum Afrezza Net Revenue covenant set forth in this Section 9.1 for any twelve month period ending on a Testing Date occurring during the period commencing with the July 31, 2020 Testing Date through and including the November 30, 2020 Testing Date (each a “Subject Testing Date”), no breach of this Section 9.1 will be deemed to occur with respect to such Testing Date if Borrower provides evidence reasonably satisfactory to Agent that Borrower has Borrower Unrestricted Cash in an amount equal to or greater than Forty Million Dollars ($40,000,000) as of the date on which Borrower is required to deliver the Compliance Certificate with respect to such Subject Testing Date. Except as otherwise provided in the immediately preceding sentence, a breach of a financial covenant contained in this Section 9.1 shall be deemed to have occurred as of any date of determination by Agent or as of the applicable Testing Date, regardless of when the financial statements reflecting such breach are delivered to Agent.”

(b)    Exhibit B attached to the Existing Credit Agreement is hereby deleted and replaced in its entirety with the Exhibit B attached hereto.

3.    Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4.    Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)    Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;

(b)    all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(c)    prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and

(d)    Agent shall have received such other documents, information, certificates, and information as Agent may reasonably request in connection with this Agreement.

5.    Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the First Amendment Effective Date. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

6.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7.    Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

8.    Miscellaneous.

(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)    WAIVER OF JURY TRIAL.    BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)    Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)     Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	ELM 2018-2 TRUST

	By:	MidCap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O Dea
	Name:	John O Dea
	Title:	Director

LENDERS:	FLEXPOINT MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
	Name:	Daniel Edelman
	Title:	Vice President

LENDERS:	APOLLO INVESTMENT CORPORATION

	By:	Apollo Investment Management, L.P., as Advisor

	By:	ACC Management, LLC, as its General Partner

	By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

BORROWER:	MANNKIND CORPORATION

	By:	/s/ Steve Binder
	Name:	Steve Binder
	Title:	CFO

MANNKIND LLC

	By:	/s/ Steve Binder
	Name:	Steve Binder
	Title:	CFO

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	MidCap Financial Trust, as Agent
FROM:
DATE:	, 20

The undersigned authorized officer of MannKind Corporation, a Delaware corporation (“Borrower”) certifies that under the terms and conditions of the Credit and Security Agreement between Borrower, Agent and the Lenders (as amended, restated, supplemented, replaced or otherwise modified from time to time, the “Agreement”):

(1)     Borrower is in complete compliance with all required covenants for the month ending                     , 20    , except as noted below;

(2)     there are no Events of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(3)     all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(4)     Each of Borrower and the other Credit Parties has timely filed all required tax returns and reports, and has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed except as otherwise permitted pursuant to the terms of the Agreement;

(5)     no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent; and

(6)    attached hereto is an updated [Disclosure Schedule][Required Permits Schedule][Products Schedule][Intangible Assets Schedule][INSERT AS APPROPRIATE] as required to be updated pursuant to the terms of the Credit and Security Agreement.

(7)    the aggregate amount of cash and Cash Equivalents held by the Borrowers as of the date hereof is $            .

(8)    The aggregate amount of Borrower Unrestricted Cash as of the date hereof is $            .

(9)    the aggregate amount of cash and Cash Equivalents held by the Restricted Foreign Subsidiaries as of the date hereof $             (or the equivalent thereof in foreign currency).

Attached are the required documents supporting the certifications set forth in this Compliance Certificate. The undersigned certifies, in his/her capacity as an officer of Borrower, that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges, in his/her capacity as an officer of Borrower, that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly Financial Statements	Monthly within 45 days	Yes/No

Audited Financial Statements	Annually within 90 days after FYE	Yes/No

Board Approved Projections	Annually within 60 days after FYE	Yes/No

Compliance Certificate	Monthly within 45 days	Yes/No

Minimum Afrezza Net Revenue (per Section 9.1) equals	Monthly within 45 days	Yes/No

[Borrower Unrestricted Cash as of the date of this Compliance Certificate is equal to or greater than $40,000,000.][1]	Monthly within 45 days	Yes/No]

Compliance at all times during the applicable month with minimum Borrower Unrestricted Cash covenant in Section 9.2	Monthly within 45 days	Yes/No

[Note to draft: The only change to the compliance certificate is to add the new second to last row in the table above]

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

MANNKIND CORPORATION	AGENT USE ONLY
By: Name: Title:	Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

[1]	To be included only for Subject Testing Dates where borrower has failed to satisfy the minimum Net Revenue Covenant